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                                                                    EXHIBIT 10.5

                          Trademark Transfer Agreement

Transferor: Duoyuan Clean Water Technology Industries (China) Co., Ltd.
Address: 5th Floor, No. 3 Jinyuan Road, Daxing Industrial Development Zone, Beijing

Transferee: Duoyuan Investments Limited
Address: British Virgin Islands

Party A and Party B reach the following agreement regarding the transfer of trademarks through consultation according to the principles of willingness and equality, arms-length and good faith.

I. Party A shall transfer the pattern trademarks registered under its name in category 1, 33, 7, 11, 32, 37, 39, 40, 3, 27, numbered 782129, 784829,
      796442, 796548, 796902, 797884, 801857, 805852, 880276, 1944127
      respectively to Party B. Party A will transfer the abovementioned trademarks to Party B with no monetary consideration.

II. Party A will assist Party B in connection with the registration of such trademark transfer, especially including providing all documents and formalities required for such trademark transfer. Party A guarantees the authenticity, validity and legality of such documents and formalities, and undertakes to deliver such documents and formalities to Party B after execution of this Agreement.

III. Application for trademark transfer hereunder shall be submitted to Trademark Office of the State Administration for Industry and Commerce for approval. Certification for Approval of Trademark Transfer and Notice for Approval of Trademark Transfer shall be issued upon approval.

IV. Party B shall bear all expenses incurred in connection with such trademark transfer.

V. Both Party A and Party B undertake to abide by this Agreement, and shall bear corresponding responsibilities for breach of contract.

VI. Any matter that is not covered herein shall be discussed and agreed upon between the parties separately.

VII. This Agreement is made in two original copies with the same legal effect. Party A and Party B shall hold one copy each.

VIII. This Agreement shall become effective upon execution by both parties.


Party A: (Company Stamp)
Transferor: Duoyuan Clean Water Technology Industries (China) Co., Ltd.
By: Wenhua Guo
/s/ Wenhua Guo
----------------

December 1, 2007


Party B: (Company Stamp)
Transferee: Duoyuan Investments Limited
By: Wenhua Guo
/s/ Wenhua Guo
----------------

December 1, 2007